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                                                                   Exhibit 10.39

                                                                         Annex A

                         PERITUS SOFTWARE SERVICES, INC.

                          Registration Rights Agreement

      This Registration Rights Agreement (this "Agreement") dated as of March 27, 2000 is entered into between Peritus Software Services, Inc., a Massachusetts corporation (the "Company"), and Rocket Software, Inc. (the "Purchaser"). The Company and the Purchaser are sometimes referred to herein each as a "Party" and together as the "Parties".

                                    Recitals:

      A. The Company and the Purchaser have entered into a Common Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"); and

      B. The Company and the Purchaser desire to provide for certain arrangements with respect to the registration under the Securities Act of 1933, as amended, of certain shares of capital stock of the Company issued to the Purchaser pursuant to the Purchase Agreement;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the Parties agree as follows:

      1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means the common stock, $.01 par value per share, of the Company.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

            "Registration Expenses" means the expenses described in Section 6 of this Agreement.

            "Securities Act" means the Securities Act of 1933, as amended.
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            "Shares" means (a) the shares of Common Stock issued and sold to the
Purchaser pursuant to the Purchase Agreement and (b) any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, that, shares of Common Stock which are Shares shall cease to be Shares
(i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act ("Rule 144"), (ii) at such time as all of the Shares then held by the Purchaser may be sold without restriction as to volume under Rule 144, or
(iii) at such time as all such Shares may be sold by the Purchaser under Rule 144(k).

      2. Demand Registration.

            (a) At any time during the period commencing on the date six months subsequent to the date hereof and ending on the date two years after the date hereof, the Purchaser may request, in writing, that the Company effect the registration of at least 20% of the total Shares originally issued (or any lesser percentage if the reasonably anticipated aggregate price to the public of such public offering would exceed $1,000,000). If the Purchaser intends to distribute the Shares covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this
Section 2(a). Upon receipt of the Purchaser's request, the Company shall, as soon as practicable, use its reasonable best efforts to effect the registration (on a registration Form determined in accordance with Section 2(f) of this Agreement) of all Shares which the Company has been requested to so register. The Registration Statement filed pursuant to the Purchaser's request may, subject to the provisions of Section 2(b) of this Agreement, include other securities of the Company (i) which are held by officers or directors of the Company, (ii) which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration (the "Other Holders") and (iii) which are included in such registration by the Company.

            (b) If the Company desires to include any securities described in clauses (i), (ii) or (iii) of Section 2(a) of this Agreement (the "Additional Securities") in any registration for an underwritten offering requested pursuant to said Section 2(a), the Company may include such securities in such registration and underwriting on the terms set forth herein. The Company shall (together with the Purchaser and all officers, directors and Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form (including, without limitation, customary indemnification and contribution provisions on the part of the Company) with the managing underwriter. Notwithstanding any other provision of this Section 2(b), if the managing underwriter advises the Company that the inclusion of all shares requested to be registered would materially and adversely affect the offering and if a limitation of the number of Additional Securities is required, the number of Additional Securities that may be included in such registration and underwriting shall, except as otherwise provided in any contract to which the Company is a party, be allocated among all holders of Additional Securities pro rata, based upon the total number of Additional Securities requested to be registered. If the Company or any officer, director, or Other Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person or entity may elect to withdraw therefrom by written notice to the Company, and the securities so withdrawn shall also be withdrawn from registration.


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            (c) The Purchaser shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2(a) of this Agreement, subject to the approval of the Company, which approval will not be unreasonably withheld or delayed.

            (d) The Company shall not be required to effect more than two registrations pursuant to this Section 2; provided, that, in no event shall the Company be required to effect more than one registration pursuant to this
Section 2 after it has already effected a registration on a Registration Statement on Form S-1 or Form S-2 (or any successor forms) pursuant to this
Section 2. In addition, the Company shall not be required to effect any registration within six months after the effective date of any other Registration Statement of the Company. For purposes of this Section 2(d), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Purchaser withdraws its request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Purchaser after the date on which such registration was requested) and elects not to pay the Registration Expenses therefor).

            (e) If at the time of any request to register Shares by the Purchaser pursuant to Section 2(a) of this Agreement, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

            (f) The Parties hereby acknowledge that as of the date hereof, the Company is not permitted under the Commission's rules and regulations to use a Registration Statement on Form S-3 to effect a registration requested pursuant to Section 2(a) of this Agreement. In the event at the time of a request for registration under Section 2(a) of this Agreement the Company is permitted under the Commission's rules and regulations to use a Registration Statement on Form S-3 (or any successor form relating to secondary offerings) (an "S-3 Registration Statement") to effect a registration requested pursuant to Section 2(a) of this Agreement, the Company shall use an S-3 Registration Statement in effecting the requested registration and shall use its reasonable best efforts to cause such S-3 Registration Statement to remain effective for a period ending on the earlier of (i) the date two years subsequent to the date hereof and (ii) until all shares registered thereunder are sold. In the event at the time of a request for registration under Section 2(a) of this Agreement the Company is not permitted under the Commission's rules and regulations to use an S-3 Registration Statement to effect a registration requested pursuant to Section 2(a) of this Agreement, the Company shall use a Registration Statement on Form S-1 or Form S-2 (or any successor forms) in effecting the requested registration and shall use its reasonable best efforts to cause such Registration Statement to remain effective until the earlier of (I) the date two months subsequent to the date such Registration Statement is declared effective and (II) until all shares registered thereunder are sold.

      3. Incidental Registration.


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            (a) If the Company proposes to file a Registration Statement during the period commencing on the date six months subsequent to the date hereof and ending on the date four years subsequent to the date hereof, it will, prior to such filing, give written notice to the Purchaser of its intention to do so and, upon the written request of the Purchaser given within 10 days after the Company provides such notice (which request shall state the intended method of disposition of such Shares), the Company shall use its best efforts to cause up to 2,000,000 Shares held by the Purchaser to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Purchaser; provided, that, the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3(a) without obligation to the Purchaser.

            (b) In connection with any registration under this Section 3 involving an underwriting, the Company shall not be required to include any Shares in such registration unless the Purchaser accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If, in the opinion of the managing underwriter(s) of such offering, the registration of all, or part of, the shares of Common Stock which the Purchaser has requested to be included pursuant to this Section 3 and/or which other holders of shares of Common Stock or other securities of the Company entitled to include shares of Common Stock in such registration (the "Incidental Shares") have requested to be included would materially and adversely affect such public offering, the Company shall be required to include in the underwriting only that number of such Incidental Shares, if any, which the managing underwriter(s) believe(s) may be sold without causing such adverse effect. If the number of Shares to be included in the underwriting in accordance with the foregoing is less than the total number of Shares which the Purchaser has requested to be included, then the maximum number of Incidental Shares which the underwriters have determined may be included in such registration shall be included in the following order: first, the number of Shares which the Purchaser has requested to be included in such registration shall be included, and second, the number of shares entitled to be included by any other holder of securities of the Company shall be included.

      4. Term of Registration Rights. Notwithstanding anything contained within this Agreement, the rights created in the Purchaser by this Agreement to register Shares under the Securities Act shall terminate on the second anniversary of the Closing Date.

      5. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Shares under the Securities Act, the Company shall:

            (a) prepare and file with the Commission a Registration Statement on the appropriate Form determined in accordance with Section 2(f) of this Agreement with respect to such Shares and use its best efforts to cause such Registration Statement to become and remain effective for the period specified in Section 2(f) of this Agreement;

            (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to such Registration Statement and the prospectus included in such Registration Statement as may be necessary to keep such Registration Statement effective;


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            (c) as expeditiously as possible furnish to the Purchaser and each underwriter, if any, such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such person may reasonably request in writing, in order to facilitate the public sale or other disposition of the Shares owned by the Purchaser; and

            (d) as expeditiously as possible use its best efforts to register or qualify the Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Purchaser shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Purchaser to consummate the public sale or other disposition in such states of the Shares owned by the Purchaser; provided, that, the Company shall not be required in connection with this Subsection 5(d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

            (e) use its best efforts to list the Shares covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

            (f) as expeditiously as possible notify the Purchaser and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (g) make available for inspection by the Purchaser, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and all other relevant information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, that, such Purchaser and underwriter enter into a confidentiality agreement with respect to the records, documents, properties and other information subject to such inspection.

      If the Company has delivered preliminary or final prospectuses to the Purchaser and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall reasonably promptly notify the Purchaser and, if requested, the Purchaser shall immediately cease making offers of Shares and return all prospectuses to the Company. The Company shall reasonably promptly provide the Purchaser with revised prospectuses and, following receipt of the revised prospectuses, the Purchaser shall be free to resume making offers of the Shares.

      In the event that, in the judgment of the Company, it is advisable to suspend use of a prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify the Purchaser in writing to such effect, and, upon receipt of such notice, the Purchaser shall immediately


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discontinue any sales of Shares pursuant to such Registration Statement until the Purchaser has received copies of a supplemented or amended prospectus or until the Purchaser is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus; provided, that, that no such suspension may exceed 180 days during any 24-month period. The Company, as expeditiously as reasonably possible, shall advise the Purchaser that use of the then current prospectus may be resumed or deliver copies of a supplemented or amended prospectus.

      6. Allocation of Expenses. The Company will pay all Registration Expenses (as defined below) of any registration under Section 2(a) of this Agreement and any registration under Section 3 of this Agreement; provided, that, the Company and the Purchaser will share equally all Registration Expenses of any registration under Section 2(a) of this Agreement on a Registration Statement other than an S-3 Registration Statement. For purposes of this Section 6, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company, state Blue Sky fees and expenses, the expense of any special audits or other procedures incident to or required by any such registration, and the reasonable fees and expenses of one counsel to the Purchaser, but excluding underwriting discounts and selling commissions.

      7. Indemnification.

            (a) In the event of any registration of any of the Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Purchaser, each underwriter of such Shares, and each other person, if any, who controls the Purchaser or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Purchaser, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse the Purchaser, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by the Purchaser, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that, the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of the Purchaser, underwriter or controlling person specifically for use in the preparation thereof.


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            (b) In the event of any registration of any of the Shares under the
Securities Act pursuant to this Agreement, the Purchaser will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to the Purchaser furnished in writing to the Company by or on behalf of the Purchaser specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, that, the obligations of the Purchaser hereunder shall be limited to an amount equal to the proceeds to the Purchaser of Shares sold in connection with such registration.

            (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that, counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7(c). The Indemnified Party may participate in such defense at such party's reasonable expense; provided, that, the Indemnifying Party shall pay such reasonable expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided, further, that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

            (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) the Purchaser, or any controlling person of the Purchaser, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification


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may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Purchaser or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, in each such case, the Company and the Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that the Purchaser is responsible for the portion represented by the percentage that the public offering price of its Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) the Purchaser will not be required to contribute any amount in excess of the proceeds to it of all Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

      8. Indemnification with Respect to Underwritten Offering. In the event that Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2 of this Agreement, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

      9. Information by Holder. The Purchaser in including Shares in any registration shall furnish to the Company such information regarding the Purchaser and the distribution proposed by the Purchaser as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

      10. "Stand-Off" Agreement. If the Purchaser elects to register any of its Shares in a Registration Statement in accordance with the terms of Section 3(b) of this Agreement, the Purchaser, if requested by the Company and the managing underwriter(s) of such an offering, shall agree not to sell publicly or otherwise transfer or dispose of any Shares or other securities of the Company held by the Purchaser for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; provided, that all officers and directors of Company participating in such offering enter into similar agreements.

      11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Shares to the public without registration, at all times during which the Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;


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            (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) furnish to each holder of Shares forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Shares without registration.

      12. General.

            (a) Notices. All notices, requests, demands, claims, or other communication under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery (unless the courier's receipt evidences a later date), in each case to the intended recipient as set forth below:

To the Company:                                  Copy to:

Peritus Software Services, Inc.                  Hale and Dorr LLP
Suite 111                                        60 State Street
112 Turnpike Road                                Boston, Massachusetts 02109
Westborough, Massachusetts 01581                 Attention:  Peter B. Tarr, Esq.
Attention:  General Counsel

To the Purchaser:                                Copy to:

Rocket Software, Inc.                            Lucash, Gesmer & Updegrove, LLP
Two Apple Hill Drive                             40 Broad Street
Natick, Massachusetts 01760                      Boston, Massachusetts 02109
Attention:  Johan Magnusson                      Attention:  Jill Swaim

      Either Party may give any notice, request, demand, claim or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Either Party may change the address to which notices, requests, demands, claims, and other communications under this Agreement are to be delivered by giving the other Party notice in the manner set forth in this Section 12(a).

            (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.


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            (c) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Purchaser. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

            (d) Transfer of Rights. This Agreement, and the rights and obligations of the Purchaser hereunder, may be assigned by the Purchaser to any person or entity to which Shares are transferred by the Purchaser, and such transferee (together with the Purchaser and any such other transferees) shall be deemed to be the "Purchaser" for purposes of this Agreement; provided, that, the Purchaser and any transferee each provide written notice to the Company (i) of such assignment and (ii) of the transferee's specific acceptance of the terms hereof and; provided, further, that the registration rights set forth in Sections 2 and 3 of this Agreement may only be assigned to a person or entity to which at least 20% of the Shares originally issued by the Company are transferred by the Purchaser.

            (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

            (f) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

            (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                                    * * * * *


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      Executed as of the date first above written.


                                       COMPANY:

                                       PERITUS SOFTWARE SERVICES, INC.


                                       By: _____________________________________
                                           Name:        John Giordano
                                           Title:       President and
                                                        Chief Executive Officer


                                       PURCHASER:

                                       ROCKET SOFTWARE, INC.


                                       By: _____________________________________
                                           Name:
                                           Title:


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